 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 14, 2022

ENTEGRIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32598	41-1941551
(Commission File Number)	(IRS Employer Identification No.)

129 Concord Road, Billerica, MA	01821
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 436-6500

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ENTG	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

4.750% Senior Secured Notes due 2029

On April 14, 2022, Entegris Escrow Corporation (the “Issuer”), a wholly-owned subsidiary of Entegris, Inc. (the “Company” or “Entegris”) completed its previously announced offering of $1,600,000,000 aggregate principal amount of 4.750% Senior Secured Notes due 2029 (the “Notes”). The Issuer received net proceeds from the offering of approximately $1.57 billion.

Entegris intends to use the net proceeds from the offering, together with the borrowings under its previously announced senior unsecured bridge facility (or other sources of indebtedness) and senior secured first lien term loan B facility (the “term loan facility”) and cash on hand, to (a) finance a portion of the cash consideration for the previously announced merger (the “Merger”) with CMC Materials, Inc. (“CMC”), (b) pay the fees and expenses related to the Merger, the offering, the term loan facility and its bridge facility (if any), (c) repay certain existing indebtedness of CMC and Entegris and (d) in the case of the term loan facility, finance working capital and general corporate purposes of Entegris.

The Notes were issued by the Issuer pursuant to an indenture, dated April 14, 2022 (the “Indenture”), between the Issuer and Truist Bank, as trustee (“the “Trustee”) and as notes collateral agent.  Truist Securities, Inc., an affiliate of the Trustee and notes collateral agent, is one of the initial purchasers of the Notes. Affiliates of certain initial purchasers of the Notes, including Truist Bank, are lenders under our existing credit facilities and are expected to be lenders under the term loan facility and our new revolving credit facility.

Interest on the Notes accrues from April 14, 2022 and is payable semi-annually in arrears on April 15 and October 15 of each year, beginning on October 15, 2022, at a rate of 4.750% per year. The Notes will mature on April 15, 2029 unless earlier redeemed or repurchased.

The Issuer may, at its option, redeem, at any time and from time to time prior to January 15, 2029 (the date that is three months prior to the maturity date of the Notes) (the “Par Call Date”), some or all of the Notes at 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the redemption date plus the applicable “make-whole premium” described in the Indenture. On or after the Par Call Date, the Notes will be redeemable, at the Issuer’s option, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness and certain events of bankruptcy and insolvency. If an event of default with respect to the Notes occurs and is continuing, the Trustee or holders of at least 25% in principal amount of the Notes may declare the principal and the accrued and unpaid interest, if any, due and payable. These events of default are subject to a number of important qualifications, limitations and exceptions that are described in the Indenture.

The Notes were offered and sold in a private offering that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). The Notes were offered within the United States only to persons reasonably believed to be qualified institutional buyers in accordance with Rule 144A under the Securities Act and outside the United States only to non-U.S. investors in accordance with Regulation S under the Securities Act. The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction. Unless so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The Indenture (including the form of the Notes (in global form) attached as an exhibit thereto) is filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The above descriptions of the material terms of the Indenture and Notes are qualified in their entirety by reference to such exhibit.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit 4.1	Indenture, dated April 14, 2022, among the Issuer and the Trustee.

Exhibit 4.2	Form of 4.750% Senior Secured Notes due 2029 (included in Exhibit 4.1).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Additional Information about the Merger and Where to Find It

This Current Report does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report relates to a proposed business combination between Entegris and CMC. In connection with the proposed transaction, on January 28, 2022, Entegris filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of CMC and that also constitutes a prospectus of Entegris. Each of Entegris and CMC may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that Entegris or CMC may file with the SEC. The Registration Statement was declared effective by the SEC on January 28, 2022 and CMC commenced mailing of the definitive proxy statement/prospectus to its stockholders on or about January 28, 2022. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents containing important information about Entegris and CMC, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Entegris will be available free of charge on Entegris’ website at http://Entegris.com or by contacting Entegris’ Investor Relations Department by email at irelations@Entegris.com or by phone at +1 978-436-6500. Copies of the documents filed with the SEC by CMC will be available free of charge on CMC’s website at www.CMCmaterials.com/investors or by contacting CMC’s Investor Relations Department by email at investors@CMCmaterials.com by phone at +1 630-499-2600.

Cautionary Note on Forward Looking Statements

This Current Report may contain statements that are not historical facts and are “forward-looking statements” within the meaning of U.S. securities laws.  The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements may include statements about: the ability of Entegris and the Escrow Issuer to consummate the proposed notes offering; the impact of the COVID-19 pandemic on Entegris’ operations and markets, including supply chain issues related thereto; future period guidance or projections; Entegris’ performance relative to its markets, including the drivers of such performance; market and technology trends, including the duration and drivers of any growth trends and the impact of the COVID-19 pandemic on such trends; the development of new products and the success of their introductions; the focus of Entegris’ engineering, research and development projects; Entegris’ ability to execute on its business strategies, including with respect to Entegris’ expansion of its manufacturing presence in Taiwan; Entegris’ capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the impact of the acquisitions Entegris has made and commercial partnerships it has established; future capital and other expenditures, including estimates thereof; Entegris’ expected tax rate; the impact, financial or otherwise, of any organizational changes; the impact of accounting pronouncements; quantitative and qualitative disclosures about market risk; anticipated results of operations, business strategies of Entegris, CMC and the combined company; anticipated benefits of the Merger; the anticipated impact of the Merger on Entegris’ and CMC’s business and future financial and operating results; the expected amount and timing of synergies from the Merger; the anticipated closing date for the Merger and other aspects of CMC’s and Entegris’ operations or operating results; and other matters.

These forward-looking statements are based on current management expectations and assumptions only as of the date of this Current Report, are not guarantees of future performance and involve substantial risks and uncertainties (many of which are beyond Entegris’ control and are difficult to predict) that could cause actual results of Entegris, CMC and/or the combined company following the Merger to differ materially and adversely from the results expressed in, or implied by, these forward-looking statements.  These risks and uncertainties include, but are not limited to: (i) weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for Entegris’ and CMC’s products and solutions; (ii) Entegris’ and CMC’s ability to meet rapid demand shifts; (iii) Entegris’ and CMC’s ability to continue technological innovation and introduce new products to meet customers’ rapidly changing requirements; (iv) Entegris’ and CMC’s ability to protect and enforce intellectual property rights; (v) operational, political and legal risks of Entegris’ and CMC’s international operations; (vi) the increasing complexity of certain manufacturing processes; (vii) raw material shortages, supply and labor constraints and price increases; (viii) changes in government regulations of the countries in which Entegris and CMC operate; (ix) the imposition of tariffs, export controls and other trade laws and restrictions and changes foreign and national security policy, especially as they relate to China and as may arise with respect to recent developments regarding Russia and Ukraine; (x) the fluctuation of currency exchange rates; fluctuations in the market price of Entegris’ stock; (xi) the level of, and obligations associated with, Entegris’ indebtedness, including the notes, and the risks related to holding the notes; (xii) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; and (xiii) the other risk factors and additional information described in Entegris’ filings with the SEC. In addition, risks that could cause actual results to differ from forward-looking statements include: the prompt and effective integration of CMC’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the Merger; the risk associated with the timing of the closing of the Merger, including the risk that the conditions to the Merger are not satisfied on a timely basis or at all and the failure of the Merger to close for any other reason; the risk that a regulatory consent or authorization that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the Merger, the outcome of any legal proceedings related to the Merger, the response and retention of business partners and employees as a result of the announcement and pendency of the Merger; and the diversion of management time on transaction-related issues. These risks, as well as other risks related to the proposed transaction, are included in the offering memorandum.  While the list of factors presented here is, and the list of factors to be presented in the offering memorandum are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For a more detailed discussion of such risks and other factors, see Entegris’ and CMC’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors” in Item 1A of Entegris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 4, 2022, CMC’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, which was filed with the SEC on November 12, 2021 and amended by the Form 10-K/A filed with the SEC on January 19, 2022, and CMC’s Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2021, which was filed with the SEC on February 3, 2022, and in other periodic filings, available on the SEC website or www.entegris.com or www.cmcmaterials.com. Entegris and CMC assume no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date of this Current Report, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEGRIS, INC.

Date: April 14, 2022	By:	/s/ Gregory B. Graves
	Name:	Gregory B. Graves
Executive Vice President & Chief Financial Officer